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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)



                                  June 1, 2000



                                SEMX CORPORATION
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-10938                13-3584740
-------------------------         -----------------      ----------------------
     (State or Other                 (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)


  1 Labriola Court
  Armonk, New York                (914) 273-5500                  10504
-------------------------         -----------------        --------------------
(Address of Principal        (Registrant's Telephone No.,       (Zip Code)
 Executive Offices)              Including Area Code)

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ITEM 5. OTHER EVENTS

     On June 1, 2000, the Registrant sold $10,000,000 of six (6%) percent cumulative, 5-year redeemable, Series B Preferred Stock to an investor group led by ACI Capital Co. Inc., an integrated investment firm. The Registrant also issued 5-year warrants to purchase a total of 1,000,000 shares of the Registrant's common stock at an initial exercise price of $10 per share. One year after closing, the exercise price of the warrants will be set at the lower of (i) $10 per share or (ii) the lowest average trading price for any twenty
(20) consecutive trading days during the preceding 12 months, but in no event will the exercise price be set below $7 per share.

         The Agreement between the Registrant and the investor group provides for rights of registration relating to the shares of common stock underlying the warrants. Additionally, the investor group has the right to appoint two (2) directors to the Registrant's Board of Directors.

     The Registrant intends to use the proceeds of the private financing to, in part, introduce new products in the wireless infrastructure, fiber optics and internet server markets and to pursue growth opportunities.

ITEM 7(c). EXHIBITS

    4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Preferred Stock;

    4.2 First Amendment to the Rights Agreement between Registrant and Continental Stock Transfer & Trust Company dated June 1, 2000;

    4.3 Preferred Stock Purchase Agreement between Registrant and ACI Capital American Fund LP and Exeter Venture Lenders LP dated as of June 1, 2000;

    4.4      Form of Warrant;


    4.5      Registration Rights Agreement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2000

                                            SEMX CORPORATION

                                            By: /s/
                                               -------------------------------
                                                Mark A. Koch
                                                Secretary and Controller


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                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

4.1 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Preferred Stock;

4.2 First Amendment to the Rights Agreement between Registrant and Continental Stock Transfer & Trust Company dated June 1, 2000;

4.3 Preferred Stock Purchase Agreement between Registrant and ACI Capital American Fund LP and Exeter Venture Lenders LP dated as of June 1, 2000;

4.4          Form of Warrant;

4.5          Registration Rights Agreement.